Exhibit 10.1
STATE OF MISSOURI
OFFICE OF ADMINISTRATION
DIVISION OF PURCHASING AND MATERIALS MANAGEMENT (DPMM)
CONTRACT RENEWAL

AMENDMENT NO.: 004	REQ NO.: NR 886 25757008175
CONTRACT NO.: C306118005	BUYER: Laura Ortmeyer
TITLE: Medicaid Managed Care - Eastern Region	PHONE NO.: (573) 751-4579
ISSUE DATE: 04/10/07	E-MAIL: laura.ortmeyer@oa.mo.gov

TO: HARMONY HEALTH PLAN INC
23 PUBLIC SQUARE STE 400
BELLEVILLE IL 62220

RETURN AMENDMENT NO LATER THAN: 04/24/07 AT 5:00 PM CENTRAL TIME

RETURN AMENDMENT TO:
(U.S. Mail) Div of Purchasing & Matls Mgt (DPMM) OR PO BOX 809 JEFFERSON CITY MO 65102-0809	(Courier Service) Div of Purchasing & Matls Mgt (DPMM) 301 WEST HIGH STREET, ROOM 630 JEFFERSON CITY MO 65101

OR FAX TO: (573) 526-9817 (either mail or fax, not both)

DELIVER SUPPLIES/SERVICES FOB (Free On Board) DESTINATION TO THE FOLLOWING ADDRESS:

Department of Social Services
Division of Medical Services
PO Box 6500
Jefferson City MO 65102-6500

SIGNATURE REQUIRED

DOING BUSINESS AS (DBA) NAME Harmony Health Plan of Illinois Inc., d/b/a/ Harmony Health Plan of Missouri	LEGAL NAME OF ENTITY/INDIVIDUAL FILED WITH IRS FOR THIS TAX ID NO. Harmony Health Plan of Illinois, Inc.
MAILING ADDRESS 23 Public Square, Suite 400	IRS FORM 1099 MAILING ADDRESS 200 West Adams Street, Suite 800
CITY, STATE, ZIP CODE Belleville, IL 62220	CITY, STATE, ZIP CODE Chicago, IL 60606

CONTACT PERSON Ms. Tina Gallagher	EMAIL ADDRESS Tina.Gallagher@wellcare.com
PHONE NUMBER (800) 608-8158 Ext. 2405	FAX NUMBER (800) 608-8157
TAXPAYER ID NUMBER (TIN) 36-4050495	TAXPAYER ID (TIN) TYPE (CHECK ONE) _X__ FEIN ___ SSN	VENDOR NUMBER (IF KNOWN) 3640504950 1
VENDOR TAX FILING TYPE WITH IRS (CHECK ONE) (NOTE: LLC IS NOT A VALID TAX FILING TYPE.)
_X__ Corporation ___ Individual ___ State/Local Government ___ Partnership ___ Sole Proprietor ___Other ________________

AUTHORIZED SIGNATURE /s/ Thaddeus Bereday	DATE April 24, 2007
PRINTED NAME Thaddeus Bereday	TITLE Secretary

AMENDMENT #004 TO CONTRACT C306118005

CONTRACT TITLE:  Medicaid Managed Care - Eastern Region

CONTRACT PERIOD: July 1, 2007 through June 30, 2008

The State of Missouri hereby exercises its option to renew the above-referenced contract.

The contractor shall indicate in Column 2 on the attached Pricing page, any changes to the firm, fixed prices of the contract for performing the required services in accordance with the terms, conditions, and provisions of the contract. The contractor's firm, fixed PMPM Net Capitation Rate for Each Category of Aid (COA) Rate subgroup must not exceed the State's Maximum Net Capitation Rate listed in Column 1.

The contractor must furnish a performance security deposit in accordance with the terms and conditions stated in the original contract in the amount of $1,000,000.00. The performance security deposit must specify the contract number and contract period.

All other terms, conditions and provisions of the previous contract period shall remain and apply hereto. The contractor shall sign and return this document, along with completed pricing and the applicable bond, on or before the date indicated.

NOTE:
The contractor’s failure to complete and return this document shall not stop the action specified herein. If the contractor fails to complete and return this document prior to the return date specified or the effective date of the contract period stated above, whichever is later, the state may renew the contract at the same price(s) as the previous contract period or at the price(s) allowed by the contract, whichever is lower.

5.3 East Region - Firm Fixed Net Capitation Pricing Page
			Column 1	Column 2
			State's Maximum Net	Firm Fixed Net
			Capitation Rate	Capitation Rate
Category of Aid	Age	Sex	(Per Member Per Month)	(Per Member Per Month)
1	Newborn < 01	Male and Female	$863.53	$863.53
1	01 - 06	Male and Female	$125.55	$125.55
1	07 - 13	Male and Female	$98.44	$98.44
1	14 - 20	Female	$306.93	$306.93
1	14 - 20	Male	$126.73	$126.73
1	21 - 44	Female	$418.80	$418.80
1	21 - 44	Male	$191.64	$191.64
1	45 - 99	Male and Female	$436.77	$436.77
4	00 - 20	Male and Female	$233.97	$233.97

5	00 - 06	Male and Female	$152.68	$152.68
5	07 - 13	Male and Female	$117.88	$117.88
5	14 - 18	Male and Female	$175.38	$175.38